Filed pursuant to Rule 497(a)(1)
File No. 333-158211
Rule 482 ad

ARES CAPITAL CORPORATION PRICES PUBLIC OFFERING

New York, NY — August 14, 2009 — Ares Capital Corporation (Nasdaq: ARCC) announced that it has entered into an agreement to sell 11,000,000 shares of common stock at a public offering price of $9.25 per share, raising approximately $101,750,000 in gross proceeds.  J.P. Morgan Securities Inc., Citi, UBS Investment Bank and Wells Fargo Securities, LLC are acting as joint bookrunners for the offering, and SunTrust Robinson Humphrey, Inc., BMO Capital Markets Corp. and Stifel, Nicolaus & Company, Incorporated are acting as co-managers.

The closing of the transaction is subject to customary closing conditions and the shares are expected to be delivered on August 19, 2009.  Ares Capital Corporation has also granted the underwriters an option to purchase up to an additional 1,650,000 shares of common stock to cover over-allotments, if any.

Ares Capital Corporation expects to use the net proceeds for general corporate purposes, including to repay outstanding indebtedness and to fund investments in accordance with its investment objective.

Investors are advised to carefully consider the investment objective, risks and charges and expenses of Ares Capital Corporation before investing.  The prospectus supplement dated August 14, 2009 and the accompanying prospectus dated June 26, 2009, which have been filed with the Securities and Exchange Commission, contain this and other information about Ares Capital Corporation and should be read carefully before investing.

This press release does not constitute an offer to sell or the solicitation of an offer to buy nor will there be any sale of the shares referred to in this press release in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of such state or jurisdiction. A registration statement relating to these securities was filed and has been declared effective by the Securities and Exchange Commission.

The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained from joint bookrunners J.P. Morgan Securities Inc., 4 Chase Metrotech Center, CS Level, Brooklyn, New York 11245, Attention: Prospectus Department, 1-718-242-8002, Citi, Brooklyn Army Terminal, 140 58th Street, 8th Floor, Brooklyn, New York 11220, 1-800-831-9146, UBS Investment Bank, 299 Park Avenue, New York, New York 10171, Attention: Prospectus Department, 1-888-827-7275 or Wells Fargo Securities, LLC, 375 Park Avenue, New York, New York 10152-4077, 1-800-326-5897.

ABOUT ARES CAPITAL CORPORATION

Ares Capital Corporation is a specialty finance company that provides integrated debt and equity financing solutions to U.S. middle market companies.  Ares Capital Corporation invests primarily in first and second lien loans and mezzanine debt, which in some cases includes an equity component.  To a lesser extent, Ares Capital Corporation also makes equity investments. Ares Capital Corporation is externally managed by Ares Capital Management LLC, an affiliate of Ares Management LLC, an SEC registered investment advisory management firm with approximately $29 billion of committed capital under management as of June 30, 2009.  Ares Capital Corporation is a closed-end, non-diversified management investment company that has elected to be regulated as a business development company under the Investment Company Act of 1940.

FORWARD-LOOKING STATEMENTS

Statements included herein may constitute “forward-looking statements,” which relate to future events or our future performance or financial condition.  These statements are not guarantees of future performance, condition or results and involve a number of risks and uncertainties.  Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described from time to time in our filings with the Securities and Exchange Commission, including the prospectus supplement dated August 14, 2009 and the accompanying prospectus dated June 26, 2009.  Ares Capital Corporation undertakes no duty to update any forward-looking statements made herein.

CONTACT

Carl Drake

Ares Capital Corporation

404-814-5204